CARILLON SERIES TRUST

Carillon ClariVest Capital Appreciation Fund

SUPPLEMENT DATED NOVEMBER 13, 2023

TO THE PROSPECTUS, SUMMARY

PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED

MARCH 1, 2023, AS PREVIOUSLY AMENDED

OR SUPPLEMENTED

Effective April 1, 2024, Amanda Freeman, CFA®, currently Portfolio Manager for the ClariVest Asset Management LLC (“ClariVest”) U.S. Large Cap Growth team, is scheduled to become a Portfolio Manager for the Carillon ClariVest Capital Appreciation Fund (“Capital Appreciation Fund”).

Amanda joined ClariVest in 2017. Prior to joining ClariVest in 2017, Amanda worked as a Development Officer at the Marine Corps Scholarship Foundation and a Senior Consultant at Booz Allen Hamilton. Amanda earned a Bachelor of Arts degree in English from Ohio University; a Master of Business Administration from the University of Phoenix; a Master in Public Administration from Harvard Kennedy School; and a Master of Finance from the University of California, San Diego. She began her investment career in 2017.

In addition, effective March 31, 2024, David J. Pavan, CFA® will no longer serve as a Portfolio Manager of the Capital Appreciation Fund.

*         *         *         *         *

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE